UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 6, 2010
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On December 6, 2010, Lance, Inc. (the “Company” or “Lance”) completed the previously announced merger of Snyder’s of Hanover, Inc. (“Snyder’s”) with and into Lima Merger Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), whereby Snyder’s became a wholly-owned subsidiary of the Company. The Merger was completed pursuant to an Agreement and Plan of Merger, dated July 21, 2010 and amended as of September 30, 2010 (the “Merger Agreement”), by and among the Company, Snyder’s and Merger Sub.
     In connection with the merger, each issued and outstanding share of Snyder’s common stock was converted into the right to receive 108.25 fully paid and non-assessable shares of Company common stock, and cash to be paid in lieu of fractional shares. In connection with the merger, the Company expects to issue 32,652,963 basic shares of the Company’s common stock to Snyder’s stockholders representing approximately 50.2% of the voting power of the Company. As of December 6, 2010, after giving effect to the merger, there were approximately 65,063,500 issued and outstanding shares of Company common stock.
     Also in connection with the merger, the board of directors of the Company declared a special cash dividend of $3.75 per share to all holders of record of Lance common stock as of December 3, 2010. The special dividend is payable on December 10, 2010. Holders of Snyder’s common stock who receive shares of Company common stock in the merger will not receive the special dividend.
     As previously announced, upon consummation of the merger, the Company will file an amendment to its amended and restated articles of incorporation to change its name to Snyder’s-Lance, Inc. The name change is expected to be effective on December 10, 2010. After the merger and the effective date of the name change, the Company’s common stock will continue to trade on the NASDAQ Global Select market under the symbol “LNCE.”
     A copy of the joint press release issued by Lance and Snyder’s announcing the completion of the merger, dated December 6, 2010, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Resignation, Appointment and Election of Certain Directors
     In connection with the merger and as previously reported, J.P. Bolduc and S. Lance Van Every tendered resignations from the board of directors of the Company that became effective as of the completion of the merger. Immediately following the merger and pursuant to the Merger Agreement, the Company expanded the size of its board of directors from 12 to 14 members, and the following former directors of Snyder’s were appointed to the board: Patricia A. Warehime, C. Peter Carlucci, Jr. and Sally W. Yelland. In addition, the following former directors of Snyder’s were elected by Lance stockholders to serve on the board of directors of the Company effective immediately after the completion of the merger: Michael A. Warehime, Carl E. Lee, Jr., Peter P. Brubaker and John E. Denton. The following table sets forth the classes and principal committees of the board of directors of the Company, effective immediately following the completion of the merger.

					Governance and	Banking and
Director	Class	Executive	Audit	Compensation	Nominating	Contracts
Jeffrey A. Atkins	2012	X	X (Chair)
Peter P. Brubaker	2012		X		X
C. Peter Carlucci, Jr.	2011			X	X

					Governance and	Banking and
Director	Class	Executive	Audit	Compensation	Nominating	Contracts
John E. Denton	2013	X		X	X
William R. Holland	2011	X		X (Chair)	X
James W. Johnston	2011		X		X
Carl E. Lee, Jr.	2012
W. J. Prezzano	2011	X	X	X	X (Chair)	X
David V. Singer	2013	X				X (Chair)
Dan C. Swander	2013			X	X
Isaiah Tidwell	2012		X	X
Michael A. Warehime	2013	X (Chair)
Patricia A. Warehime	2011
Sally W. Yelland	2011
     Pursuant to the Merger Agreement and effective immediately following the completion of the merger, Michael A. Warehime was appointed as the Chairman of the Board of Directors of the Company and W. J. Prezzano was appointed as the Lead Independent Director of the Company.
     Certain information regarding transactions between the Company and its newly appointed and elected directors required by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1933, as amended (the “Exchange Act”), as well as regarding material arrangements with such directors, was previously reported in the definitive joint proxy statement/prospectus filed by Lance with the Securities and Exchange Commission on November 1, 2010 (the “Proxy Statement”) under the captions (1) “The Merger—Interests of Snyder’s Directors, Executive Officers and Principal Shareholder in the Merger” and (2) “Certain Relationships and Related Transactions of Snyder’s.”
     Appointment of Certain Officers
     Effective immediately following the completion of the merger, the board of directors of the Company reappointed David V. Singer as Chief Executive Officer of the Company and Rick D. Puckett as Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company. Also pursuant to the Merger Agreement and effective immediately following the completion of the merger, the board of directors appointed Carl E. Lee, Jr., the former President and Chief Executive Officer of Snyder’s, as the President and Chief Operating Officer of the Company.
     Certain information regarding the background of Mr. Lee required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K, as well as regarding other agreements and relationships with the Company, as applicable, was previously reported in the Proxy Statement under the captions (1) “Management and Corporate Governance of the Combined Company Following the Merger,” (2) “The Merger—Interests of Snyder’s Directors, Executive Officers and Principal Shareholder in the Merger” and (3) “Certain Relationships and Related Transactions of Snyder’s.”

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Amendment to Articles of Incorporation
     In connection with the merger and as approved by the stockholders of Lance on December 2, 2010, the Company will file Articles of Amendment to its Amended and Restated Articles of Incorporation to change its name from “Lance, Inc.” to “Snyder’s-Lance, Inc.” The Articles of Amendment were previously described in the Proxy Statement and are attached hereto as Exhibit 3.1, which is incorporated herein by reference. The name change is expected to be effective on December 10, 2010.

     Amendment to Bylaws
     Effective as of December 6, 2010 and pursuant to the Merger Agreement, the Company amended and restated its Bylaws. The primary purpose of the amendment, which did not required stockholder approval, was to implement certain changes necessitated by the merger. The changes to the Bylaws were previously summarized in the Proxy Statement under the caption “The Merger—Board of Directors and Executive Officers of the Combined Company after the Completion of the Merger; Amendments to Bylaws—Amendments to Bylaws.” A copy of the Bylaws is attached hereto as Exhibit 3.2, which is incorporated herein by reference.

Item 8.01.	Other Events.
     A copy of the joint press release announcing the completion of the merger is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     Historical financial statements of Snyder’s were previously reported in the Proxy Statement and are not required herein pursuant to General Instruction B.3. of Form 8-K.
(b) Pro Forma Financial Information
     Preliminary unaudited pro forma financial information for the merger was previously reported in the Proxy Statement and is not required herein pursuant to General Instruction B.3. of Form 8-K.
(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation, filed herewith

3.2	Bylaws of Lance, Inc., as amended through December 6, 2010, filed herewith

99.1	Joint press release dated December 6, 2010, filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: December 6, 2010	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
December 6, 2010	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation, filed herewith

3.2	Bylaws of Lance, Inc., as amended through December 6, 2010, filed herewith

99.1	Joint press release dated December 6, 2010, filed herewith